UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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THE EUROPEAN EQUITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

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THE EUROPEAN EQUITY FUND, INC.

345 Park Avenue

New York, New York 10154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 30, 2016

To the stockholders of The European Equity Fund, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The European Equity Fund, Inc., a Maryland corporation (the “Fund”), will be held at 10:00 a.m., New York time, on June 30, 2016 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 for the following purposes:

1. To elect two (2) Class II Directors, each to serve for a term of three years and until his successor is elected and qualifies.

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2016.

3. To adopt Articles of Amendment to the Fund’s charter to eliminate the classification of the Board of Directors.

4. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Only holders of record of Common Stock of the Fund at the close of business on May 17, 2016 are entitled to notice of, and to vote at, this Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors

John Millette

Secretary

Dated: May 23, 2016

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote your shares exactly as you tell us. If you simply sign the proxy card, we will vote your shares in accordance with the Board’s recommendation on the Proposals. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations. If you have any questions, please call AST Fund Solutions, LLC, the Fund’s proxy solicitor, at 48 Wall Street, 21st Floor, New York, NY 10005 or at the special toll-free number we have set up for you (1-800-309-2984), or contact your financial advisor.

THE EUROPEAN EQUITY FUND, INC.

345 Park Avenue

New York, New York 10154

Annual Meeting of Stockholders

June 30, 2016

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors ( the “Board of Directors” or “Board”) of The European Equity Fund, Inc. (“EEA”), a Maryland corporation (the “Fund”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 10:00 a.m., New York time, on June 30, 2016 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

If the accompanying Proxy Card is executed properly and returned, shares represented by it will be voted at the Meeting, and any postponement or adjournment thereof, in accordance with the instructions on the Proxy Card. However, if no instructions are specified, shares will be voted FOR the election of two (2) directors nominated by the Board (“Proposal 1”), FOR the ratification of the appointment by the Audit Committee and the Board of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the Fund (“Proposal 2”) and, FOR the proposed Articles of Amendment to the Fund’s charter (“Proposal 3”). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submitting a subsequently executed and dated Proxy Card or by attending the Meeting and voting in person.

The close of business on May 17, 2016 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 8,514,199.63 shares of Common Stock outstanding and entitled to vote. Each whole share will be entitled to one vote on each matter that comes before the Meeting and each fractional share will be entitled to a proportionate fractional vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the Proxy Card(s) will first be mailed to stockholders on or about May 27, 2016.

A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed Proxy Cards that are marked “abstain” and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Each nominee for Director set forth in Proposal 1 shall be elected as a Director if such nominee receives the affirmative vote of a majority of the votes entitled to be cast at the Meeting, provided a quorum is present. Ratification of the appointment of PwC as the Fund’s independent auditor for the current fiscal year requires the affirmative vote of a majority of the votes cast at the Meeting, provided a quorum is present. Approval of the proposed Articles of Amendment to the Fund’s charter as set forth in Proposal 3 requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting, provided a quorum is present. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. A

“broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

In the event that (i) a quorum is not present at the Meeting; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for a proposal have not been timely received, the chairman of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the record date, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board for a proposal will be voted against adjournment of the Meeting.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Fund’s charter (the “Charter”) provides that the Board of Directors be divided into three classes of directors (“Directors”) serving staggered three-year terms and until their successors are elected and qualify. There are currently three Directors in each class.

The term of office for Directors in Class II expires at the Meeting, Class III at the next succeeding annual meeting and Class I at the following succeeding annual meeting. Two Class II nominees, Ambassador Richard R. Burt and Mr. Joachim Wagner are proposed in this proxy statement for election. Dr. Friedbert H. Malt, a Director in Class II, who has served on the Board of Directors since 2007, is retiring from the Board and, as a result, is not proposed in this Proxy Statement for election. As a result of Dr. Malt’s retirement from the Board, the Nominating and Governance Committee has proposed, and all of the current members of the Board of Directors approved, the reduction in the size of the Board by one Class II Director effective upon expiration of Dr. Malt’s current term. If elected, each of the two Class II nominees will serve a three-year term of office until the Annual Meeting of Stockholders in 2019 and until his respective successor is elected and qualifies.

Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill that vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

Unless authority is withheld, it is the intention of the persons named in the accompanying Proxy Card(s) to vote the shares represented by each Proxy for the election of the nominees listed above. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, shares represented by each Proxy will be voted for any other person determined by the persons named in Proxy Card(s) in accordance with their discretion. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director.

BOARD OF DIRECTORS INFORMATION

The management of the business and affairs of the Fund is overseen by the Board of Directors. Directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), are referred to as “Independent Directors”, and Directors who are “interested persons” of the Fund are referred to as “Interested Directors”. Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors.    The Nominating and Governance Committee of the Board, which is composed entirely of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders. When assessing a candidate for nomination it is the policy of the Nominating and Governance Committee to consider, amongst other criteria, whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and existing independent directors and will contribute to the diversity of the Board. The Nominating and Governance Committee assesses the effectiveness of this policy as part of its annual self assessment. Additional information concerning the Nominating and Governance Committee’s consideration of nominees appears in the description of the Committee following the table below.

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, that each Director is qualified and should serve or continue to serve as such, if willing. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his tenure (including the Director’s participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve or continue to serve as a director of the Fund, is provided in the table following the “Risk Oversight” section below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. Among other attributes common to all Directors are their willingness and ability to commit the necessary time and attention to their duties as Directors, their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with each other and with Deutsche Investment Management Americas Inc., the Fund’s administrator (the “Administrator”), Deutsche Asset Management International GmbH, the Fund’s investment adviser (the “Investment Adviser”) and other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. References to the experience, qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Director or on the Board by reason thereof.

Board Structure and Oversight Function.    The Board is responsible for oversight of the Fund. The Fund has engaged the Administrator and the Investment Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Administrator and the Investment Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act and other applicable Federal and state securities and other laws, and the Fund’s Charter and Bylaws. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in person or by telephone at special meetings or on an informal basis at other times. The Directors also regularly meet outside the presence of any representatives of the Administrator and the Investment Adviser. As described below, the Board has established five standing committees — the Audit, Nominating and Governance, Advisory, Valuation and Executive Committees — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee other than the Executive Committee comprises only Independent Directors. Each year the Directors evaluate the performance of the Board and its committees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel from time to time, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

The duties of the Chairman of the Board of Directors (the “Chairman”) include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Directors and management. Mr. Christian Strenger, the Chairman of the Board of Directors, is an Interested Director as defined in the Investment Company Act because he is a member of the Supervisory Board of a company that is affiliated with the Administrator and the Investment Adviser and because of his ownership of shares of the ultimate parent of the Administrator and the Investment Adviser. The Directors believe that it is valuable and appropriate for Mr. Strenger to serve as Chairman and that his service benefits stockholders because of his extensive knowledge of the investment management industry, the Deutsche Bank organization and the Fund and because he is a leading corporate governance expert in Germany and internationally. In addition, the Directors note that, although Mr. Strenger is an Interested Director as defined in the Investment Company Act, he is not involved in the management of the Fund and is not an officer or director of the Administrator or the Investment Adviser. The Independent Directors are satisfied that they can act independently and effectively without having an Independent Director serve as Chairman and note that a key structural component for ensuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority of the Board. Mr. Goeltz, an Independent Director and Chairman of the Audit Committee and the Nominating and Governance Committee, serves as Lead Independent Director for the Fund and as such is available to act as liaison between the Independent Directors and management and to consult with the Chairman to the extent deemed appropriate.

Risk Oversight.    The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Administrator and the Investment Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Administrator. The Board has charged the Investment Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each of the Administrator, the Investment Adviser, and the Fund’s other principal service providers has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management, the Fund’s Chief Compliance Officer, their independent registered public accounting firm, counsel, and internal auditors for the Administrator, as appropriate, regarding risks faced by the Fund and the Administrator’s risk management programs.

Not all risks that may affect the Fund can be identified, and, therefore, controls cannot be developed to eliminate or mitigate their occurrence or effects. The processes and controls employed to address certain risks may be limited in their effectiveness. Also, some risks are simply beyond the reasonable control of the Fund or the Administrator, its affiliates or other service providers. Moreover, it is necessary to bear investment-related risks to achieve the Fund’s goals.

INFORMATION REGARDING DIRECTORS, NOMINEES AND OFFICERS

The following table shows certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund, and about all officers of the Fund. All current Directors own shares of the Fund, except Mr. Dostmann. The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the “Act”) for the fiscal year ended December 31, 2015, and intends to elect to be subject to the Act for its 2016 fiscal year. Absent this election, Directors who are German residents would be subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Fund, that is not subject to German regulation or tax reporting. In light of the Fund’s election to be subject to the Act, the Board of Directors encourages all Directors of the Fund (including those who are German residents) to invest in the Fund.

Board Members/Nominees:

Name, Address(1) & Age	Principal Occupation(s) During Past Five Years or Longer and Other Relevant Qualifications*	Other Directorships of SEC Reporting Companies Held by Director/Nominee During Past Five Years(2)	Position(s) with the Fund(3), Length of Time Served, Position(s) Nominated for and Continuing Directorships	Shares of Common Stock Beneficially Owned at March 31, 2016(4)
Dr. Wilhelm Bender, 71	Senior Advisor of Advent International GmbH (private equity) (since 2009), of Norton Rose Fulbright LLP (legal services) (since 2010), and a member of Supervisory Boards of MTU AG (aircraft engines) (since 2008) and FrankfurtRheinMain GmbH (international marketing of the region) (since 2013). He is also a member of the Advisory Board of Deutsche Bank AG (since 1993) and holds a number of honorary positions including Honorary Professor of the Johann Wolfgang Goethe University in Frankfurt (since 2008). He is the former Chairman of the Executive Board (CEO) of Fraport AG, Germany (aviation industry) (1993-2009); former Chairman of the Supervisory Boards of Bombardier Transportation GmbH (railways) (2010-2015) and Eintracht Frankfurt Fussball AG (soccer club) (since 2010-2015), and Lufthansa Cargo AG (air freight) (since 2008-2015).	Director of The Central Europe Russia and Turkey Fund, Inc. (since 2013) and The New Germany Fund, Inc. (since 2013)	Continuing Class I Director since 2013	717

Detlef Bierbaum, 73	Consultant (since 2010). Member of the Supervisory Board of Deutsche Bank Österreich AG (private bank) for more than five years. Mr. Bierbaum also serves as a member of the Board or Supervisory Board of a number of non-U.S. investment companies and of companies in diverse businesses including insurance, real estate, and retailing. He is a former member of the Supervisory Board of Sal. Oppenheim Jr. & Cie. KGaA (private bank) (2008 to March 2010) and was formerly a partner of that firm.	Director of The Central Europe Russia and Turkey Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 2008)	Continuing Class I Director since 1986	3,104

Name, Address(1) & Age	Principal Occupation(s) During Past Five Years or Longer and Other Relevant Qualifications*	Other Directorships of SEC Reporting Companies Held by Director/Nominee During Past Five Years(2)	Position(s) with the Fund(3), Length of Time Served, Position(s) Nominated for and Continuing Directorships	Shares of Common Stock Beneficially Owned at March 31, 2016(4)
Ambassador Richard R. Burt, 69	Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002-2007); Chairman of the Board, Weirton Steel Corp. (1996-2004); Partner, McKinsey & Company (consulting firm) (1991-1994); State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989-1991); U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies, Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).	Director of The Central Europe Russia and Turkey Fund, Inc. (since 2000) and The New Germany Fund, Inc. (since 2004), Director, UBS family of mutual funds (since 1995).	Nominee as Class II Director to serve until 2019 Annual Meeting; Class II Director since 2000	1,362

Walter C. Dostmann, 60	Founder and principal, Dostmann & Partners LLC (international business advisory firm) (since 2000); Director; 360 T Systems, Inc. (trading platform provider) (since 2013); Director and Chairman of North American Income Fund (since 1998) and CABEI Central American Fund (since 1999); Formerly, Managing Director and Head of International Corporate Finance Division at Deutsche Bank Securities, Inc. (1990-1999); and Senior Vice President of Deutsche Bank AG, New York branch (1985-1990).	Director of The Central Europe Russia and Turkey Fund, Inc. (since 2015) and The New Germany Fund, Inc. (since 2015)	Continuing Class I Director since 2015	0

Name, Address(1) & Age	Principal Occupation(s) During Past Five Years or Longer and Other Relevant Qualifications*	Other Directorships of SEC Reporting Companies Held by Director/Nominee During Past Five Years(2)	Position(s) with the Fund(3), Length of Time Served, Position(s) Nominated for and Continuing Directorships	Shares of Common Stock Beneficially Owned at March 31, 2016(4)
Richard Karl Goeltz, 73	Retired. Formerly Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996-2000) and previously served as chief financial officer of two other major multi-national corporations. He is also a Trustee Emeritus of the American Academy in Berlin. Mr. Goeltz is a Honorary Fellow and member of the Court of Governors of the London School of Economics and Political Science.	Director of The Central Europe Russia and Turkey Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1990); formerly: Independent Non-Executive Director of Aviva plc (financial services); Director of Federal Home Loan Mortgage Corporation, Delta Air Lines, Inc. (air transport) and The Warnaco Group, Inc. (apparel).	Continuing Class III Director since 2008	4,000

Dr. Franz Wilhelm Hopp, 73	Partner of Laplace Finanzconsulting GmbH (asset management). Member of the Supervisory Boards of WAVE AG (asset management), Sygnis AG (scientific research) and SchneiderGolling Bosserhoff Vermögensinvest AG (wealth management). Former member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007-September 2009) and ERGO Insurance Group (1995-2004).	Director of The Central Europe Russia and Turkey Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1993)	Continuing Class III Director since 2008	1,512

Joachim Wagner, 69	Retired. Formerly, Chief Financial Officer, RAG Beteiligungs AG/Evonik Industries AG, Germany (chemical manufacturer) (2006-2009) and Chief Financial Officer, Degussa AG, Germany (chemical manufacturer) (2001-2006). Mr. Wagner is also a member of the Supervisory Board of a German retail bank and a member of the advisory Board of a private German bank.	Director of The Central Europe Russia and Turkey Fund, Inc. (since 2012) and The New Germany Fund, Inc. (since 2009)	Nominee as Class II Director to serve until 2019 Annual Meeting Class II Director since 2009	1,720
Interested Director

Christian H. Strenger(5), 72	Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of Deutsche Asset Management Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger serves as Director of the Center for Corporate Governance at the Leipzig Graduate School of Management.	Director of The Central Europe Russia and Turkey Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 1990)	Chairman; Continuing Class III Director since 1986	1,500

*

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s/Nominee’s qualifications to serve as a Director, which led (together with the Director’s/Nominee’s current and prior experience as a director of other SEC reporting companies, if any, as indicated elsewhere in the table) to the conclusion that each Director/Nominee should serve as a Director for the Fund.

Executive Officers(6)
Name, Address & Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years or Longer	Shares of Common Stock Beneficially Owned at March 31, 2016(4)
Brian E. Binder, 44(7)	President and Chief Executive Officer	Since 2013	Managing Director(8) and Head of Fund Administration, Deutsche Asset Management (2013-present); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010-2012).	None

Paul H. Schubert, 53(9)(10)(13)	Chief Financial Officer and Treasurer	Since 2004	Managing Director(8), Deutsche Asset Management (since 2004) and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004-2013).	None

Caroline Pearson, 54(9)(11)	Chief Legal Officer	Since 2012	Managing Director(8), Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company.	None

Scott D. Hogan, 46(11)	Chief Compliance Officer	Since 2016	Director(8), Deutsche Asset Management	None

Wayne Salit, 49(10)	Anti-Money Laundering Compliance Officer	Since 2014	Director(8), Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); and Director, AML Compliance Officer at Deutsche Bank (2004-2011).	None

John Millette, 53(11)(12)	Secretary	Since 2006	Director(8), Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, Deutsche AM Trust Company (since 2016).	None

Hepsen Uzcan(10)(13), 41	Vice President and Assistant Secretary	Since 2013	Director(8), Deutsche Asset Management (since 2014); formerly, Vice President Deutsche Asset Management (2006 to 2014).	None

(1)	The mailing address of all directors with respect to operations of the Fund is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

(2)	Directorships are for companies that file reports with the SEC.

(3)	Each current Director oversees 3 funds in the Fund Complex. The Fund Complex includes The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and

The New Germany Fund, Inc., which are closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator and Deutsche Asset Management International GmbH acts as Investment Adviser. It also includes 107 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

(4)

As of March 31, 2016, all Directors, Nominees for election and Executive Officers as a group (16 persons) owned 15,508 shares of the Fund, which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

(5)

Indicates “Interested Person”, as defined in the Investment Company Act. Mr. Strenger is an “interested” Director because of his affiliation with DWS-Deutsche Gesellschaft für Wertpapiersparen mbH (“DWS”), an indirect wholly-owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.

(6)

The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders. Each of Mr. Binder, Mr. Hogan, Mr. Millette, Ms. Pearson, Mr. Salit, Mr. Schubert and Ms. Uzcan also serves as an officer of the other Funds in the Fund Complex.

(7)	Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

(8)	Executive title, not a board directorship.

(9)	Indicates ownership of securities of Deutsche Bank AG either directly or through Deutsche Bank’s deferred compensation plan.

(10)	Address: 60 Wall Street, New York, New York 10005.

(11)	Address: One Beacon Street, Boston, Massachusetts 02108.

(12)

Mr. Millette has served as Secretary since January 1, 2011. He served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Fund from January 30, 2006 to July 13, 2006.

(13)	Ms. Uzcan has served as Assistant Secretary since July 22, 2013 and as Vice President since April 29, 2016.

The following table contains additional information with respect to the beneficial ownership of equity securities by each Director in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director within the same Family of Investment Companies as the Fund:

Name of Director	EEA – Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1),(2)
Dr. Wilhelm Bender	$0-$10,000	$10,001-$50,000
Detlef Bierbaum	$10,001-$50,000	Over $100,000
Ambassador Richard R. Burt	$10,001-$50,000	$50,001-$100,000
Walter C. Dostmann	$0-$10,000	$0-$10,000
Richard Karl Goeltz	$10,001-$50,000	Over $100,000
Dr. Franz Wilhelm Hopp	$10,001-$50,000	$10,001-$50,000
Dr. Friedbert H. Malt	$10,001-$50,000	$10,001-$50,000
Christian H. Strenger	$10,001-$50,000	$10,001-$50,000
Joachim Wagner	$10,001-$50,000	$10,001-$50,000

(1)	Valuation date is March 31, 2016.

(2)

The Family of Investment Companies consists of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc., which are closed-end funds that share the same investment adviser and administrator and hold themselves out as related companies.

The Board of Directors currently has five standing committees including an audit committee (the “Audit Committee”), an advisory committee (the “Advisory Committee”), an executive committee (the “Executive Committee”), a nominating and governance committee (the “Nominating Committee”) and a valuation committee (the “Valuation Committee”). As the Fund has no employees, the Board of Directors has not established a compensation committee.

The Audit Committee, currently comprising Ambassador Burt, Messrs. Dostmann, Goeltz (Chair) and Wagner and Dr. Malt, operates pursuant to a written charter which is available on the Fund’s website, deutschefunds.com/EN/docs/products/Germany-Funds-Audit-Committee-Charter.pdf. The Audit Committee’s organization and responsibilities are contained in the Audit Committee Report, which is included in this Proxy Statement, and in its written charter. The members of the Audit Committee are “independent” as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that Messrs. Goeltz and Wagner meet the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission (“SEC”). Although the Board has determined that both Messrs. Goeltz and Wagner meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. Messrs. Goeltz and Wagner are not auditors or accountants, do not perform “field work” and are not full-time employees. The SEC has stated: (i) that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an “expert” for any purpose as a result of being identified as an audit committee financial expert; and (ii) that the designation or identification of a person as an audit committee financial expert does not: (A) impose on such person any duties, obligations, or liabilities that are greater than those imposed on such persons as members of the audit committee or board of directors in the absence of such designation or identification; or (B) affect the duties, obligations, or liability of any other member of the audit committee or the board of directors. The Audit Committee met four times during the Fund’s past fiscal year.

The Advisory Committee, currently comprising Messrs. Bierbaum, Dostmann and Goeltz and Dr. Malt (Chair), makes recommendations to the full Board with respect to the Administration Agreement between the Fund and Deutsche Investment Management Americas Inc., and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH. The Advisory Committee met two times during the Fund’s past fiscal year.

The Executive Committee, currently comprising Ambassador Burt and Messrs. Goeltz and Strenger, has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. During the Fund’s past fiscal year the Executive Committee did not meet.

The Valuation Committee, currently comprising Messrs. Dostmann and Wagner and Dr. Malt (Chair), reviews the Fund’s valuation procedures and makes recommendations with respect thereto and, to the extent required by such procedures, determines the fair value of the Fund’s securities or other assets. The Valuation Committee met one time during the Fund’s past fiscal year.

The Nominating and Governance Committee, currently comprising Ambassador Burt (Deputy Chair), Messrs. Goeltz (Chair) and Wagner and Dr. Malt, operates pursuant to a written charter which is available on the Fund’s website, deutschefunds.com/EN/docs/products/Germany-Master-Nominating-Committee-Charter.pdf. The Board has determined that each of the members of the Nominating and Governance Committee is not an “interested person” as the term is defined in Section 2(a)(19) of the Investment Company Act. Generally, the Nominating and Governance Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board, and also advises the Board regarding governance matters generally and confirms that the Board and Audit Committee undertake annual self-evaluations. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the Fund’s Bylaws. The relevant portions of the Fund’s Bylaws describing these requirements are included as Annex A. The Nominating and Governance Committee may also take into account additional factors listed in the Nominating and Governance Committee Charter, which generally relate to the nominee’s industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an “independent director”. When assessing a candidate for nomination, the Nominating and Governance Committee considers whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.

The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund’s Charter or Bylaws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter, which is available on the Fund’s website at the website address noted above. A stockholder or group of stockholders seeking to submit a nominee candidate for any Fund (i) must have beneficially owned at least 1% of the Fund’s common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the relevant Fund’s Bylaws. Generally, this notice must be received not less than 120 days nor more than 150 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Such notice shall include the specific information required by the Fund’s Bylaws. The relevant portions describing these requirements also are included as Annex A. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee met two times during the Fund’s past fiscal year.

In accordance with its charter, the Nominating and Governance Committee reviews each Director’s affiliations and relationships for purposes of determining whether or not the Director qualifies as an “independent director”. The Nominating and Governance Committee also considers each Director’s independence more generally, as well as various governance “best practices”, including the suggestion of a non-U.S. corporate governance code that a board of directors should state its reasons if it determines that a director is independent notwithstanding that the director has served for more than nine years from the date of his first election.

The Nominating and Governance Committee has concluded that each Director other than the Chairman of the Board is an “independent director”, and that it was satisfied that: (i) those independent Directors who have served for more than nine years continue to be independent in character and judgment; (ii) the experience of such Directors with the Fund permits them to make extremely valuable contributions to the functioning of the Board; and (iii) the views of such Directors are not “entrenched” as a result of the length of service to the Fund. The Nominating and Governance Committee based its conclusion, in part, on its observation that such Directors regularly demonstrate their independence by their questioning and challenging of management at and between Board meetings. The Nominating and Governance Committee also noted that none of the Directors or nominees for Director currently serves on the board of more than three registered investment companies advised by the investment adviser. The Nominating and Governance Committee also believes that the receipt of compensation for service as a Director does not adversely affect the independence of any Director’s character and judgment and notes that fund industry “best practices” encourage service on multiple boards.

All members on each of the five committees of the Board are not “interested persons” as the term is defined in the Investment Company Act, with the exception of Mr. Strenger, who is a member of the Executive Committee.

During the Fund’s past fiscal year, the Board of Directors had four regular meetings. Each incumbent Director who served as a Director during the past fiscal year attended at least 75% of the aggregate number of meetings of the Board and of the respective Committees on which they served, except that Mr. Bierbaum attended 66% of the aggregate number of meetings of the Board and Committees on which he served and Ambassador Burt attended 70% of the aggregate number of meetings of the Board and of the Committees on which he served. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent that travel to the Annual Meeting of Stockholders is reasonable for that Director. Three Directors attended the 2015 Annual Meeting of Stockholders. Mr. Dostmann attended at least 75% of the aggregate number of meetings of the Board and of the Committees on which he served since his election as a Director at the Fund’s 2015 annual meeting of stockholders.

To communicate with the Board of Directors or an individual Director of a Fund, a stockholder must send a written communication to the Fund’s Secretary at One Beacon Street, Boston, MA 02108 (c/o the relevant Fund), addressed to (i) the Board of Directors of the Fund or an individual Director, and (ii) the Secretary of the Fund. The Secretary of the Fund will direct the correspondence to the appropriate parties.

The Fund pays each of its Directors who is not an interested person of the Fund, of the Investment Adviser or of the Administrator an annual fee of $6,667 plus $917 for each Board meeting and $750 for each Committee meeting attended ($500 for attendance at Advisory Committee meetings for Directors who are not members of the Committee). Each such Director who is also a Director of The Central Europe, Russia and Turkey Fund, Inc. and The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Central Europe, Russia and Turkey Fund, Inc. and The New Germany Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. The Chairman of the Audit Committee receives an additional $1,000 annual retainer. The Fund does not provide compensation in the form of pension or other retirement benefits to any of the Directors. Currently, the Fund, together with The Central Europe Russia and Turkey Fund, Inc. and The New Germany Fund, Inc. and 107 other open- and closed-end funds advised by wholly owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC.

The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended December 31, 2015, and (b) the total compensation from the Fund Complex for the 2015 calendar year, (i) for each Director who is not an interested person of the Fund, and (ii) for all such Directors as a group.

Name of Director	EEA — Aggregate Compensation from Fund	Total Compensation from Fund Complex
Dr. Wilhelm Bender	$6,701	$31,719
Detlef Bierbaum	$5,799	$28,804
Ambassador Richard R. Burt	$7,852	$34,804
Walter Dostmann(1)	$3,344	$12,898
Richard Karl Goeltz	$10,560	$45,130
Dr. Franz Wilhelm Hopp	$6,701	$31,718
Dr. Friedbert H. Malt	$10,101	$42,133
Joachim Wagner	$9,020	$38,884

Total	$60,078	$266,090

(1)	Mr. Dostmann became a Director on June 26, 2015.

No compensation is paid by a Fund to Directors who are interested persons of the Fund or of any entity of the Deutsche Bank Group or to officers.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

Required Vote.    Provided a quorum has been established, the affirmative vote of a majority of the votes entitled to be cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions and broker non-votes will have the same effect as a vote against a Director.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has approved PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2016. A majority of the members of the Board of Directors, including a majority of the members of the Board of Directors who are not “interested” Directors (as defined in the Investment Company Act) of the Fund, have ratified the appointment of PwC as the Fund’s independent auditors for that fiscal year. PwC, or a predecessor firm, has served as the independent auditors for the Fund since inception.

Neither the Charter nor Bylaws requires that the stockholders ratify the appointment of PwC as the Fund’s independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether to retain PwC, but may retain such independent auditors. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying Proxy Card(s) will vote for PwC. A representative of PwC will be present at the Meeting, will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund’s financial statements.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR PROPOSAL 2.

Required Vote.    Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Audit Committee and the Board of Directors of PwC as independent auditors for the Fund for its 2016 fiscal year. For purposes of Proposal 2, abstentions and broker non-votes will have no effect on the result of the vote.

INFORMATION WITH RESPECT TO THE FUND’S INDEPENDENT AUDITORS

The following tables show fees paid to PwC by the Fund during the Fund’s two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Fund’s Investment Adviser and Administrator and certain entities controlling, controlled by, or under common control with the Investment Adviser and Administrator that provide ongoing services to the Fund (collectively, the “Adviser Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of the board reviews, at least annually, whether PwC’s receipt of non-audit fees from the Fund, the Fund’s Investment Adviser, the Fund’s Administrator and all Adviser Entities is compatible with maintaining PwC’s independence.

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Fiscal Year	Fund	Fund	Adviser Entities	Fund	Adviser Entities	Fund	Adviser Entities
2015	$66,100	$0	$0	$5,137	$0	$0	$0
2014	$66,100	$0	$0	$6,355	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3)	“Tax Fees” are the aggregate fees billed for services associated with foreign tax filings.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees” and “Tax Fees”.

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent auditors and (ii) all non-audit services to be performed by the Fund’s independent auditors for the Fund’s Investment Adviser or any Adviser Entities with respect to operations and financial reporting of the Fund, and all of the engagements reflected in the table above were pre-approved by the Audit Committee. Any member of the Audit Committee may pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. The auditors shall report to the Audit Committee at each of its regular meetings all audit or non-audit services to the Fund and all non-audit services to the Adviser Entities that relate directly to the Fund’s operations and financial reporting initiated since the last such report was rendered, including a general description of the services and projected fees and the means by which such services were approved by the Audit Committee.

All Non-Audit Fees.    The tables below show the aggregate non-audit fees billed by PwC for services rendered to the Fund and to the Adviser Entities that provide ongoing services to the Fund, whether or not such engagements relate directly to the operations and financial reporting of the Fund, for the two most recent fiscal years for the Fund.

Fiscal Year	Aggregate Non-Audit Fees
2015	$5,137
2014	$6,355

AUDIT COMMITTEE REPORT

The purposes of the Audit Committee are: (1) to assist the Board of Directors in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications and independence; and (iv) the performance of the independent auditors; and (2) to prepare this report. The Audit Committee assists the Board of Directors in its oversight of the Fund’s policies and practices with respect to accounting, financial reporting, internal control over financial reporting, independent audits, and risk management. The Audit Committee regularly discusses the Fund’s most significant risk exposures and the steps management has taken to monitor and control such exposures. Each Member of the Audit Committee is “independent,” as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter. As set forth in the Audit Committee Charter, management of the Fund and applicable service providers are responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund’s annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Fund’s investment adviser, administrator or to any entity controlling, controlled by or under common control with the Fund’s investment adviser or administrator that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. During the past fiscal year, no non-audit services that were not pre-approved by the Audit Committee were provided by the Fund’s independent auditors. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed with the auditors their independence. The Fund’s Audit Committee also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16 (Communications With Audit Committees).

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2015.

Submitted by the Audit Committee

of the Fund’s Board of Directors

Richard Karl Goeltz, Chair

Richard R. Burt

Walter C. Dostmann

Dr. Friedbert Malt

Joachim Wagner

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE FUND’S CHARTER TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS

The Fund’s Board is currently classified into three classes, and the Directors of each class are elected to hold office until the annual meeting of stockholders held in the third year following their election and until their successors have been duly elected and qualified. The term of office for Directors in Class II expires at the Meeting, Class III at the next succeeding annual meeting and Class I at the following succeeding annual meeting.

At the Fund’s 2015 annual meeting of stockholders, stockholders approved a stockholder proposal requesting the Fund to take the steps necessary to declassify its Board.

Following the 2015 annual meeting of stockholders, the Board reviewed and reconsidered the arguments both for and against a classified Board, many of which were set forth in the

Fund’s 2015 joint proxy statement in connection with the 2015 stockholder proposal, as well as other factors, including the result of the 2015 stockholder vote on the proposal. Arguments for eliminating the classification of a board of directors include that it could have the effect of increasing director accountability and it would give stockholders the opportunity to express their views on the performance of each director annually. Arguments against eliminating the classification of a board of directors include that a classified board structure can promote stability and continuity in the management of a fund and can reduce a fund’s vulnerability to hostile takeover attempts. Upon completion of this analysis, the Board, giving significant weight to the 2015 vote by stockholders, determined that it was advisable to amend the Charter to eliminate the classification of the Board. In April 2016, the Board deemed advisable and approved an amendment to Article SEVENTH of the Charter that would eliminate the classification of the Board over a three-year period and directed that this amendment be submitted for consideration and to be voted upon by the Fund’s stockholders at the Meeting. The text of this amendment to Article SEVENTH of the Charter is attached as Annex B to this Proxy Statement.

If this amendment is approved by the Fund’s stockholders, then the Fund will file articles of amendment to the Charter containing the amendment text set forth in Annex B to this Proxy Statement with the State Department of Assessments and Taxation of Maryland. If approved, this amendment would not affect the classified term of any Directors elected at or prior to the Meeting. Beginning with the Fund’s 2017 annual meeting of stockholders, as each class’s term expires, the successors to the Directors in that class would be elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify. Accordingly, if this amendment is approved by the Fund’s stockholders, then at the Fund’s 2017 annual meeting of stockholders the declassified Class III Directors would be elected and at the Fund’s 2018 annual meeting of stockholders the declassified Class III Directors and the declassified Class II Directors would be elected. At the Fund’s 2019 annual meeting of stockholders, the transition to a declassified Board would be complete and at the annual meetings of stockholders held in 2019 and thereafter, the entire Board would be elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

Required Vote.    The affirmative vote of a majority of the votes entitled to be cast at the Meeting is required to approve this amendment to the Fund’s Charter. Abstentions and broker non-votes will not be counted as votes cast and will have the effect of a vote against this amendment to the Fund’s Charter.

If this amendment to the Fund’s Charter is approved by the stockholders, it will become effective upon the filing of articles of amendment with the State Department of Assessments and Taxation of Maryland, which the Fund would expect to accomplish promptly after the Meeting. If this amendment to the Fund’s Charter is not approved by the stockholders, Article SEVENTH of the Charter will remain as currently in effect and the classification of the Board will not be eliminated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of May 17, 2016, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock
1607 Capital Partners, LLC(1) 4991 Lake Brook Dr., Suite 125, Glen Allen, Virginia 23060	1,302,610 shares	15.30%
Karpus Management, Inc., d/b/a Karpus Investment Management(2) 183 Sully’s Trail, Pittsford, New York 14534	635,562 shares	7.46%
Wells Fargo & Company(3) Wells Capital Management Incorporated 420 Montgomery Street San Francisco, CA 94104	507,937 shares	5.97%

(1)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 16, 2016.

(2)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 12, 2016.

(3)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G filed with respect to the Fund on January 29, 2016.

ADDRESS OF INVESTMENT ADVISER AND ADMINISTRATOR

The principal office of Deutsche Asset Management International GmbH, the Investment Adviser, is located at Mainzer Landstraße 11-17, D-60329 Frankfurt am Main, Germany. The corporate office of Deutsche Investment Management Americas Inc., the Fund’s administrator, is located at 345 Park Avenue, New York, New York 10154.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Based on a review of reports filed by the Fund’s Directors and executive officers, the Investment Adviser, officers and directors of the Investment Adviser, affiliated persons of the Investment Adviser and beneficial holders of 10% or more of the Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 2015 were timely.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the Meeting.

STOCKHOLDER PROPOSALS

In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Fund’s proxy statement for the 2017 Annual Meeting, the proposals must be received by the Fund, c/o Deutsche Investment Management Americas, Inc., One Beacon Street, Boston, MA 02108, Attention: Secretary, on or before January 27, 2017.

In addition, the Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2017 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund’s proxy statement, written notice of such business as prescribed in the Bylaws must be delivered to the Fund’s Secretary, c/o Deutsche Investment Management Americas, Inc., One Beacon Street, Boston, MA 02108, between December 28, 2016 and January 27, 2017. For additional requirements, the stockholder may refer to the Bylaws for the Fund, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

PROXY COSTS AND SOLICITATION OF PROXIES

The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the Administrator or by telephone, telegraph or Internet. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of Proxy Card, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with AST Fund Solutions, L.L.C. (“AST”) to assist in the solicitation of proxies, if called upon by the Fund, at estimated fees of up to $22,287, plus reimbursement of normal expenses. If the stockholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the stockholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend the Meeting in person. Should stockholders require additional information regarding the proxy or replacement Proxy Card(s), they may call AST toll-free at 1-800-309-2984. Any proxy given by a stockholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of AST if their votes have not yet been received.

One Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 800-437-6269 or write to the Fund at 345 Park Avenue, New York, New York 10154.

ANNUAL REPORT DELIVERY

The Fund will furnish, without charge, a copy of its most recent annual report, which is, for the fiscal year ended December 31, 2015, and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to the Fund, c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund’s web site: www.deutschefunds.com.

John Millette

Secretary

Dated: May 23, 2016

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT AST AT 1-888-227-9349.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 30, 2016:

The Notice of Meeting, Proxy Statement and Proxy Card are available at www.proxyonline.com/docs/the europeanequityfund2016.pdf

ANNEX A

THE EUROPEAN EQUITY FUND

EXCERPTS OF BY-LAWS

Article II

SECTION 13.    Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 13(a).

(2) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 13 and shall be delivered to the Secretary of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 13(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3) Such stockholder’s notice shall set forth: (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a Director (each, a “Proposed Nominee”), (A) all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; and (B) whether such stockholder believes any such Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the Investment Company Act, and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class; (iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person, (A) the class and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person; (B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person; (C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last twelve months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit, for such stockholder, Proposed Nominee or Stockholder Associated Person, of changes in the price of Company Securities or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities; and (D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class; (iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 13(a) and any Proposed Nominee, the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a Director that has not been disclosed to the Corporation and (b) will serve as a Director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder in advance of providing the notice and shall, as completed, include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange or over-the-counter market on which the Corporation’s securities are listed or traded). Such Proposed Nominee questionnaire shall, as completed, also include a statement specifying which of clauses (1)-(7) of the definition of “Relevant Experience and Country Knowledge” in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a “Conflict of Interest” as defined in Article III, Section 3 of the Bylaws.

(5) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event that the number of Directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 13(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6) For purposes of this Section 13, “Stockholder Associated Person” of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing Directors, by any stockholder of the Corporation who is a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a Director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 13 shall be delivered to the Secretary of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m. Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) General. (1) If information submitted pursuant to this Section 13 by any stockholder proposing a nominee for election as a Director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 13. Any such stockholder shall notify the Corporation of any material inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the Secretary of the Corporation or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 13, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 13 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 13.

(2) Only such individuals whose nomination is made in accordance with this Section 13 shall be eligible for nomination and election by stockholders as Directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 13. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 13.

(3) For purposes of this Section 13, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission or the Staff thereof from time to time. “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission and the staff thereof pursuant to the Exchange Act or the Investment Company Act.

(4) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 13 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

Article III

SECTION 3.    Qualifications. Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a Director a person must, at the time of such person’s nomination, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and (c) not be over 72 years of age; provided that clause (c) shall not apply to any person who was a Director on October 15, 1999 or to any person whom the Nominating Committee (or in the absence of such a Committee, the Board of Directors) determines to except from that clause on the basis that the person’s prior public or government service or other broad-based activities in the business community make it essential that the Corporation continue to receive the benefit of the person’s services as a Director. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

For purposes of the following definitions of Relevant Experience and Country Knowledge and Conflict of Interest, the term “Specified Country” means any country that is a member of the “European Union”. For purposes of the following definitions of Relevant Experience and Country Knowledge and Conflict of Interest, members of the “European Union” currently are Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the United Kingdom.

“Relevant Experience and Country Knowledge” means experience in business, investment, economic or political matters of a Specified Country or the United States, through service for 10 of the past 25 years (except where a shorter period is noted) in one or more of the following occupations:

1. senior executive officer or partner of a financial or industrial business headquartered in a Specified Country and that has annual revenues of at least the equivalent of US $500 million,

2. senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of business operations in a Specified Country or other European country,

3. director (or the equivalent) for one of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in one or more Specified Countries and that have at least the equivalent of US $250 million in combined total assets of their own,

4. senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of companies in one or more Specified Countries or securities principally traded in one or more Specified Countries under discretionary management for others,

5. senior executive officer or partner of a business consulting, accounting or law firm having at least 100 professionals and whose principal responsibility involves or involved providing services involving matters relating to a Specified Country or other European country for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1) — (4) above,

6. senior official (including ambassador or minister) (i) in the national government, a government agency or the central bank of a Specified Country or the United States, (ii) in a major supranational agency or organization of which a Specified Country or the United States is a member, or (iii) in a leading international trade organization relating to a Specified Country or the United States, in each case in the area of finance, economics, trade or foreign relations, or

7. current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1)-(5) of the preceding sentence and clauses (1)-(2) of the next paragraph, the term “financial or industrial business” includes a financial or industrial business unit within a larger enterprise; the term “investment businesses or vehicles” includes an investment business unit or investment vehicle within a larger enterprise; the term “investment management business” includes an investment management business unit within a larger enterprise; and the term “investment vehicle” includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

“Conflict of Interest” means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

1. current position (a) as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of companies in one or more Specified Countries or securities principally traded in markets of one or more Specified Countries and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation, and (b) having direct and regular responsibilities relating to that investment vehicle,

2. current position as (a) a director, officer, partner or employee of the sponsor (or equivalent) of an investment vehicle described in the previous point and (b) having direct and regular responsibilities relating to that investment vehicle, or

3. current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the Corporation or the markets in which it proposes to invest.

ANNEX B

PROPOSED AMENDMENT TO THE CHARTER

ARTICLES OF AMENDMENT

The European Equity Fund, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Article SEVENTH of the charter of the Corporation (the “Charter”) is hereby amended by renumbering the first paragraph thereof as “Section 1.” and adding a new paragraph to read as follows:

Section 2. At the annual meeting of stockholders of the Corporation to be held in 2017, each of the successors to the class of directors whose terms expire at the annual meeting of stockholders in 2017 shall be elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies; at the annual meeting of stockholders of the Corporation to be held in 2018, each of the successors to the class of directors whose terms expire at the annual meeting of stockholders in 2018, along with the successors to the directors elected at the 2017 annual meeting, shall be elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies; and, beginning with the annual meeting of stockholders in 2019, all directors shall be elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

SECOND: The amendment to the Charter as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD: The undersigned officer acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters of facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

B-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this     day of             , 2016.

ATTEST:	THE EUROPEAN EQUITY FUND, INC.

	By:		(SEAL)
John Millette Secretary		Brian E. Binder President

B-2

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free 1-800-309-2984 Monday through Friday 9 a.m. to 10 p.m. Eastern time
John Q. Shareholder
FBO Jonnie Shareholder
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CONTROL NUMBER
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THE EUROPEAN EQUITY FUND, INC.
345 Park Avenue
New York, New York 10154
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2016
The undersigned stockholder of The European Equity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 10:00 a.m., New York time, on June 30, 2016 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-309-2984. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Stockholders to Be Held on June 30, 2016. The proxy statement for this meeting is available at: www.proxyonline.com/docs/theeuropeanequityfund2016.pdf
[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

THE EUROPEAN EQUITY FUND, INC.
PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE
The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” each of the nominees for director and “For” Proposal 2 and “For” Proposal 3, as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES BELOW.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •
FOR WITHHOLD
FOR AGAINST ABSTAIN
2.
The Board of Directors unanimously recommends a vote “For” proposal 2.
To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2016.
1.Election of Directors:
1a. Ambassador Richard R. Burt
1b. Mr. Joachim Wagner
The Board of Directors unanimously recommends a vote “For” proposal 3.
3. To adopt Articles of Amendment to the Fund’s charter to eliminate the classification of the Board of Directors.
4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]